AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 2006


                                                              FILE NO. 033-65137
                                                               FILE NO. 811-7455
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 16                     |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]

                                 AMENDMENT NO. 17                            |X|

                        (CHECK APPROPRIATE BOX OR BOXES)

                             ----------------------

                           PHOENIX OPPORTUNITIES TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             ----------------------

               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

         C/O PHOENIX EQUITY PLANNING CORPORATION - SHAREHOLDER SERVICES
                                 (800) 243-1574

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             ----------------------
                        Counsel and Chief Legal Officer:

                               Kevin J. Carr, Esq.
                           Vice President and Counsel
                         Phoenix Life Insurance Company

                                One American Row
                        Hartford, Connecticut 06102-5056


                               John H. Beers, Esq.
                          Vice President and Secretary

                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)

                             ----------------------


          It is proposed that this filing will become effective (check appropriate box):
          [ ] immediately upon filing pursuant to paragraph (b)

          |X| on January 31, 2006 pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on        or at such later date as the Commission shall order
              pursuant to paragraph (a)(3)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on        pursuant to paragraph (a)(2) of Rule 485.
          If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

--------------------------------------------------------------------------------
                                                                JANUARY 31, 2006
--------------------------------------------------------------------------------



PROSPECTUS
--------------------------------------------------------------------------------


>PHOENIX BOND FUND

>PHOENIX EARNINGS DRIVEN GROWTH FUND



                                                      GET FUND DOCUMENTS
                                                       BY E-MAIL INSTEAD.

                                                     ELIGIBLE SHAREHOLDERS
                                                   MAY SIGN UP FOR E-DELIVERY
                                                      AT PHOENIXFUNDS.COM.













TRUST NAME:
PHOENIX OPPORTUNITIES TRUST

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Bond Fund and Phoenix Earnings Driven Growth Fund. Please read it carefully and retain it for future reference.


[LOGO]PHOENIXFUNDS(SM)

PHOENIX OPPORTUNITIES TRUST
--------------------------------------------------------------------------------



TABLE OF CONTENTS


Phoenix Bond Fund


   Investment Risk and Return Summary....................................     1


   Fund Fees and Expenses................................................     5

Phoenix Earnings Driven Growth Fund

   Investment Risk and Return Summary....................................     7

   Fund Fees and Expenses................................................    10

Additional Investment Techniques.........................................    12

Management of the Funds..................................................    14

Pricing of Fund Shares...................................................    17

Sales Charges............................................................    19

Your Account.............................................................    22

How to Buy Shares........................................................    24

How to Sell Shares.......................................................    24

Things You Should Know When Selling Shares...............................    25

Account Policies.........................................................    26

Investor Services and Other Information..................................    30

Tax Status of Distributions..............................................    31

Financial Highlights.....................................................    32

PHOENIX BOND FUND

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES


Phoenix Bond Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> The fund invests in a diversified portfolio of bonds. Under normal circumstances, the fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("S&P"). However, the fund may invest in high yield-high risk fixed income securities (junk bonds). As of December 31, 2005, the average rating of the fund's portfolio was A1 or A+. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

> Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security's payment pattern. Normally, the fund's dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the fund's dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund's dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund's dollar-weighted average maturity will range between three and fifteen years. On December 31, 2005, the average duration of the fund's fixed income securities was
         4.58 years and the average maturity was 6.18 years.

> Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates increase costs to the fund, negatively affect fund


                                                            Phoenix Bond Fund  1
         performance, and may increase capital gain distributions, resulting in greater tax liability to you.


Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the subadviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK

High yield-high risk fixed income securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.


2  Phoenix Bond Fund

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISK

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.

U.S. GOVERNMENT SECURITIES RISK


Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.



                                                            Phoenix Bond Fund  3

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
    1997                 12.83%
    1998                  7.66%
    1999                  1.57%
    2000                  8.67%
    2001                  5.60%
    2002                  9.70%
    2003                  6.99%
    2004                  4.54%
    2005                  2.09%


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.23% (quarter ending December 31, 1997) and the lowest return for a quarter was -2.25% (quarter ending June 30, 2004).


----------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                   -----------------------------------------------
  (FOR THE PERIODS ENDED 12/31/05)(2)        1 YEAR     5 YEARS     CLASS X    CLASS A    CLASS B     CLASS C
----------------------------------------------------------------------------------------------------------------
  Class X
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      2.09%      5.75%       6.74%       --         --          --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)   0.47%      3.76%       4.31%       --         --          --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions      1.47%      3.73%       4.27%       --         --          --
     and Sale of Fund Shares(4)
----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -3.11%      4.42%                  4.51%       --          --
----------------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                     -2.86%      4.65%                   --       4.39%         --
----------------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      0.92%      4.64%                   --         --         4.39%
----------------------------------------------------------------------------------------------------------------
  Lehman Aggregate Bond Index(5)              2.43%      5.87%       6.37%      5.91%     5.91%        5.91%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class X Shares since March 7, 1996; Class A Shares, Class B Shares and Class C Shares since July 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


4  Phoenix Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS X       CLASS A       CLASS B       CLASS C
                                                           SHARES        SHARES        SHARES        SHARES
                                                           -------       -------       -------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)                None         4.75%          None         None


Maximum Deferred Sales Charge (load) (as a percentage        None        None(a)       5.00%(b)     1.00%(c)
of the lesser of the value redeemed or the amount
invested)


Maximum Sales Charge (load) Imposed on Reinvested            None          None          None         None
Dividends

Redemption Fee                                               None          None          None         None

Exchange Fee                                                 None          None          None         None
                                                         --------------------------------------------------------

                                                           CLASS X       CLASS A       CLASS B       CLASS C
                                                           SHARES        SHARES        SHARES        SHARES
                                                           -------       -------       -------       -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                             0.50%         0.50%         0.50%         0.50%


Distribution and Shareholder Servicing (12b-1) Fees(d)      None          0.25%         1.00%         1.00%

Other Expenses                                              0.40%         0.44%         0.80%         0.80%
                                                            -----         -----         -----         -----

TOTAL ANNUAL FUND OPERATING EXPENSES                        0.90%         1.19%         2.30%         2.30%

Expense Reduction(e)                                       (0.00)%       (0.04)%       (0.40)%       (0.40)%
                                                            -----         -----         -----         -----

NET FUND OPERATING EXPENSES                                 0.90%         1.15%         1.90%         1.90%
                                                            =====         =====         =====         =====

-----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007, so that such expenses do not exceed 0.90% for Class X Shares, 1.15% for Class A Shares, 1.90% for Class B Shares and 1.90% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                            Phoenix Bond Fund  5

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class X          $91            $284              $493            $1,096
--------------------------------------------------------------------------------
   Class A          $591           $835             $1,098           $1,850
--------------------------------------------------------------------------------
   Class B          $633           $918             $1,230           $2,357
--------------------------------------------------------------------------------
   Class C          $393           $898             $1,528           $3,223

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class B          $233           $718             $1,230           $2,357
--------------------------------------------------------------------------------
   Class C          $293           $898             $1,528           $3,223
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any reimbursement obligations.





6  Phoenix Bond Fund

PHOENIX EARNINGS DRIVEN GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE


Phoenix Earnings Driven Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in common stocks of companies with market capitalizations between $500 million and $10 billion at the time of purchase. The fund may invest in companies with higher or lower market capitalizations. At December 31, 2005, the market capitalization range of the equity securities in which the fund was invested was $1.4 billion to $78 billion. The fund's policy of investing 80% of its assets in mid-cap companies may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser uses a screening process to select stocks of companies that it believes are growing earnings at accelerated rates; producing quality, sustainable earnings; reasonably valued relative to their growth rate and to the market; well managed; and have potential to exceed earnings expectations (so-called "earnings surprisers").

> Stocks are reviewed for sale if earnings reports disappoint, fundamentals deteriorate, or valuation levels reach the top of their historic levels.


>        Any income derived from investments will be incidental.


> To enable the fund to invest effectively in companies with small to medium market capitalizations, the fund will not offer shares to the public when the net assets of the fund exceed $500 million. This limit is subject to change without notice to shareholders. As of December 31, 2005, the fund's total net assets were $54.4 million.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates increase brokerage and other transaction costs to the fund, negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.


                                          Phoenix Earnings Driven Growth Fund  7

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.


Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).


o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.


o MEDIUM MARKET CAPITALIZATIONS. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

LIMITED NUMBER OF INVESTMENTS RISK

Conditions which negatively affect securities in the portfolio will have a greater impact on the fund as compared to a fund that holds a greater number of security positions. In addition, the fund may be more sensitive to changes in the market value of a single issuer in its portfolio, making the value of your shares potentially more volatile.


8  Phoenix Earnings Driven Growth Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix Earnings Driven Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1997                 16.22%
     1998                 29.21%
     1999                 44.58%
     2000                 13.00%
     2001                -23.82%
     2002                -32.10%
     2003                 29.01%
     2004                  6.63%
     2005                  1.36%


(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 44.83% (quarter ending December 31, 1999) and the lowest return for a quarter was -26.02% (quarter ending September 30, 2001).


----------------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                     ---------------------------------------------
  (FOR THE PERIODS ENDED 12/31/05)(2)         1 YEAR     5 YEARS     CLASS A    CLASS B     CLASS C    CLASS X
----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -4.47%      -7.43%      8.99%       --          --         --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)   -4.47%      -7.43%      7.66%       --          --         --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions      -2.90%      -6.15%      7.19%       --          --         --
     and Sale of Fund Shares(4)(5)
----------------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                      -3.37%      -7.03%       --        2.22%        --         --
----------------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                       0.63%      -7.02%       --         --         2.22%       --
----------------------------------------------------------------------------------------------------------------
  Class X
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                       1.62%      -6.08%       --         --          --       10.00%
----------------------------------------------------------------------------------------------------------------
  S&P 500(R) Index(6)                          4.93%       0.55%      8.92%      2.69%       2.69%      8.92%
----------------------------------------------------------------------------------------------------------------
  Russell MidCap(R) Growth Index(7)           12.10%       1.38%      9.04%      5.51%       5.51%      9.04%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class A Shares and Class X Shares since March 8, 1996; Class B Shares and Class C Shares since July 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                          Phoenix Earnings Driven Growth Fund  9

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------



This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A       CLASS B       CLASS C        CLASS X
                                                            SHARES        SHARES        SHARES         SHARES
                                                            -------       -------       -------        -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                5.75%          None          None          None


Maximum Deferred Sales Charge (load) (as a percentage       None(a)       5.00%(b)      1.00%(c)        None
of the lesser of the value redeemed or the amount
invested)


Maximum Sales Charge (load) Imposed on Reinvested                                         None          None
Dividends                                                     None          None

Redemption Fee                                                None          None          None          None

Exchange Fee                                                  None          None          None          None
                                                         ---------------------------------------------------------

                                                            CLASS A       CLASS B       CLASS C        CLASS X
                                                            SHARES        SHARES        SHARES         SHARES
                                                            -------       -------       -------        -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              0.80%         0.80%         0.80%         0.80%


Distribution and Shareholder Servicing (12b-1) Fees(d)       0.25%         1.00%         1.00%          None

Other Expenses                                               0.70%         0.74%         0.67%         0.56%
                                                             -----         -----         -----         -----

TOTAL ANNUAL FUND OPERATING EXPENSES                         1.75%         2.54%         2.47%         1.36%
                                                             -----         -----         -----         -----

Expense Reduction(e)                                        (0.30)%       (0.34)%       (0.27)%       (0.16)%
                                                             -----         -----         -----         -----

NET FUND OPERATING EXPENSES                                  1.45%         2.20%         2.20%         1.20%
                                                             =====         =====         =====         =====

-----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.


(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.


(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007, so that such expenses do not exceed 1.45% for Class A Shares, 2.20% for Class B Shares, 2.20% for Class C Shares and 1.20% for Class X Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


10  Phoenix Earnings Driven Growth Fund

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                   1 YEAR         3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class A          $743          $1,094           $1,469            $2,519
--------------------------------------------------------------------------------
   Class B          $657           $991            $1,350            $2,682
--------------------------------------------------------------------------------
   Class C          $350           $770            $1,316            $2,806
--------------------------------------------------------------------------------
   Class X          $138           $431             $745             $1,635

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS           1 YEAR         3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------

   Class B          $257           $791            $1,350            $2,682
--------------------------------------------------------------------------------
   Class C          $250           $770            $1,316            $2,806
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any reimbursement obligations.



                                         Phoenix Earnings Driven Growth Fund  11

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------



In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Bond Fund ("Bond Fund") and the Phoenix Earnings Driven Growth Fund ("Earnings Driven Growth Fund") may engage in the following investment techniques:


BORROWING


Each fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.


DEBT SECURITIES


The Earnings Driven Growth Fund may also invest in debt securities, primarily investment grade, of any maturity. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.


DERIVATIVES


Each fund may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. The funds may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the funds may lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transactions may not perform as expected. In addition, futures and options involve market risk in excess of their value.


FOREIGN INVESTING

The funds may invest in securities of foreign (non-U.S.) issuers, including foreign debt securities. Foreign equity investments are generally limited to securities traded on U.S. exchanges or in the NASDAQ Stock Market and American Depositary Receipts (ADRs).

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the funds. Dividends and other income payable on foreign securities may also be subject to foreign taxes.


12  Phoenix Opportunities Trust

Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not function as well as U.S. markets.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

The Earnings Driven Growth Fund may invest in high yield-high risk fixed income securities. Generally, the fund will invest in securities that are rated higher than B- by S&P or B3 by Moody's, or if unrated are judged by the subadviser to be of similar quality. High yield-high risk securities (junk bonds) typically entail greater price volatility and principal and interest rate risk than investment-grade securities. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.


ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


The Earnings Driven Growth Fund may invest in mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), the value of which may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risk than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.


MUTUAL FUND INVESTING

The funds may invest in shares of other mutual funds. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.


REPURCHASE AGREEMENTS


The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.


                                                 Phoenix Opportunities Trust  13

SECURITIES LENDING


Each fund may loan portfolio securities with a value up to one third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


UNRATED SECURITIES


The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.


VARIABLE RATE, FLOATING RATE OR VARIABLE AMOUNT SECURITIES

The funds may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.




MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------



THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to each of the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. As of September 30, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Seneca Capital Management LLC ("Seneca") is the subadviser to each of the funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of September 30, 2005, Seneca had approximately $11 billion in assets under management. Seneca has been an investment adviser since 1989.

Subject to the direction of the funds' Board of Trustees, Phoenix is responsible for managing the funds' investment program and the general operations of the funds, including oversight of the fund's subadviser. Seneca, as subadviser, is responsible for day-to-day management of the funds' portfolios. Phoenix and Seneca manage each fund's assets to conform with the investment policies as described in this prospectus.


14  Phoenix Opportunities Trust

Each fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates:

--------------------------------------------------------------------------------
  Bond Fund                                              0.50%
--------------------------------------- ----------------------------------------

  Earnings Driven Growth Fund                            0.80%
--------------------------------------------------------------------------------

The adviser has contractually agreed to limit total operating expenses of each fund (excluding interest, taxes and extraordinary expenses), through January 31, 2007, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


--------------------------------------------------------------------------------
                                  Class X     Class A     Class B      Class C
                                   Shares     Shares       Shares      Shares
-------------------------------- ---------- ----------- ----------- -----------
   Bond Fund                       0.90%       1.15%       1.90%       1.90%
-------------------------------- ---------- ----------- ----------- -----------

   Earnings Driven Growth Fund     1.20%       1.45%       2.20%       2.20%
-------------------------------------------------------------------------------

During the last fiscal year, the funds paid management fees as follows: Bond Fund, $376,469 and Earnings Driven Growth Fund, $613,172. The ratio of management fees to average net assets for the fiscal year ended September 30, 2005 was 0.50% for the Bond Fund and 0.80% for the Earnings Driven Growth Fund.


Phoenix pays Seneca a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
  Bond Fund                                              0.25%
--------------------------------------- ----------------------------------------

  Earnings Driven Growth Fund                            0.40%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the funds' 2005 semiannual report, covering the period October 1, 2004 through March 31, 2005.



PORTFOLIO MANAGEMENT


BOND FUND

AL ALAIMO, CFA, CPA, ROBERT L. BISHOP, CFA, ANDREW S. CHOW, CFA and ALBERT GUTIERREZ, CFA manage the fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the fund's portfolio and is supported by Mr. Alaimo, Mr. Bishop and Mr. Chow.

Mr. Alaimo has served on the fund's portfolio management team since 2005. He also serves as a Portfolio Manager for the Phoenix High Yield Fund and the Phoenix High Yield Securities Fund. He is Fixed Income Portfolio Manager and Director of Research at Seneca focused primarily on cable and satellite television, media, printing, packaging, consumer products, food


                                                 Phoenix Opportunities Trust  15
and restaurants. Prior to joining Seneca in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996-2001). He has 20 years of investment experience.

Mr. Bishop has served on the fund's portfolio management team since 2005. He is Portfolio Manager and Trader of Fixed Income at Seneca focused primarily on quantitative techniques, corporate bonds, credit derivatives and structured securities. Prior to joining Seneca in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch. He has 26 years of investment experience.

Mr. Chow has served on the fund's portfolio management team since 2005. He is a Portfolio Manager and Trader of Fixed Income at Seneca focused primarily on mortgage-backed and asset-backed securities, convertibles and structured products. Prior to joining Seneca in 2002, Mr. Chow was a Portfolio Manager for ING Pilgrim (2000-2002). He has 19 years of investment experience.

Mr. Gutierrez has led the fund's portfolio management team since 2002. He also serves as lead portfolio manager for the Phoenix High Yield Fund and the Phoenix High Yield Securities Fund. He is Chief Investment Officer of Fixed Income at Seneca and has been with Seneca since 2002. Prior to joining Seneca, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000-2002) and was in a similar capacity at Conseco Capital Management (1988-2000). He has 23 years of investment experience.

EARNINGS DRIVEN GROWTH FUND

FRAN GILLIN COOLEY and DOUG COUDEN, CFA, manage the fund and are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Ms. Cooley has served on the fund's portfolio management team since 2005. She also serves on the portfolio management team for the Phoenix Large-Cap Growth Fund and the Phoenix Strategic Growth Fund. She is a Portfolio Manager and Equity Analyst at Seneca focused primarily on the consumer, materials and industrial sectors. Prior to joining Seneca in 1995, Ms. Cooley was in private placements at a San Francisco merchant bank. She has 12 years of investment experience.

Mr. Couden has served on the fund's portfolio management team since 2004. He also serves on the portfolio management team for the Phoenix Large-Cap Growth Fund and the Phoenix Strategic Growth Fund. He is a Senior Portfolio Manager and Director of Equity at Seneca focused primarily on the industrial, telecom, consumer and information technology sectors. Prior to joining Seneca in 1996, Mr. Couden was a Business Analyst with PaineWebber, Inc. He has 12 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the funds' portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the funds.



16  Phoenix Opportunities Trust

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?


Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:


     o  adding the values of all securities and other assets of the fund;

     o  subtracting liabilities; and


     o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.


Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.


The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.



                                                 Phoenix Opportunities Trust  17

HOW ARE SECURITIES FAIR VALUED?


If market quotations are not readily available or where available prices are not reliable, the fund determines a "fair value" for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

18  Phoenix Opportunities Trust

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.




SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?


Each fund presently offers four classes of shares that have different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of those shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?


The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional


                                                 Phoenix Opportunities Trust  19

Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.


CLASS X SHARES. Class X Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations. If you are eligible to purchase and do purchase Class X Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class X Shares. For additional information about purchasing Class X Shares, please contact Mutual Fund Services by calling (800) 243-1574.


CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested) for the Bond Fund and 5.75% of the offering price (6.10% of the amount invested) for the Earnings Driven Growth Fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.



20  Phoenix Opportunities Trust

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES


The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

BOND FUND

                                               SALES CHARGE AS
AMOUNT OF                                      A PERCENTAGE OF
TRANSACTION                    -------------------------------------------------
AT OFFERING PRICE                    OFFERING                   NET AMOUNT
                                      PRICE                      INVESTED
--------------------------------------------------------------------------------
Under $50,000                         4.75%                        4.99%
$50,000 but under $100,000            4.50                         4.71
$100,000 but under $250,000           3.50                         3.63
$250,000 but under $500,000           2.75                         2.83
$500,000 but under $1,000,000         2.00                         2.04
$1,000,000 or more                    None                         None


EARNINGS DRIVEN GROWTH FUND


                                               SALES CHARGE AS
AMOUNT OF                                      A PERCENTAGE OF
TRANSACTION                    -------------------------------------------------
AT OFFERING PRICE                    OFFERING                   NET AMOUNT
                                      PRICE                      INVESTED
--------------------------------------------------------------------------------
Under $50,000                         5.75%                        6.10%
$50,000 but under $100,000            4.75                         4.99
$100,000 but under $250,000           3.75                         3.90
$250,000 but under $500,000           2.75                         2.83
$500,000 but under $1,000,000         2.00                         2.04
$1,000,000 or more                    None                         None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


                                                 Phoenix Opportunities Trust  21

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR            1           2           3           4           5           6+
--------------------------------------------------------------------------------
CDSC            5%          4%          3%          2%          2%          0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR            1           2+
--------------------------------------------------------------------------------
CDSC            1%          0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class X Shares.

The funds have established the following preferred methods of payment for fund shares:

        o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

        o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

        o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.



22  Phoenix Opportunities Trust

STEP 1.

Your first choice will be the INITIAL amount you intend to invest.

Minimum INITIAL investments:


        o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Investo-Matic program. (See below for more information on the Investo-Matic program.)


        o There is no initial dollar requirement for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

        o $500 for all other accounts.

Minimum ADDITIONAL investments:

        o $25 for any account.

        o There is no minimum for defined contribution plans, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.


Your second choice will be what class of shares to buy. The funds offer three classes of shares for individual investors. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

        o Receive both dividends and capital gain distributions in additional shares;

        o Receive dividends in additional shares and capital gain distributions in cash;

        o Receive dividends in cash and capital gain distributions in additional shares; or

        o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                 Phoenix Opportunities Trust  23

HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 TO OPEN AN ACCOUNT
                                 (CLASS A, CLASS B AND CLASS C SHARES)
------------------------------- ------------------------------------------------
                                 Contact your advisor. Some advisors may
Through a financial advisor      charge a fee and may set different minimum
                                 investments or limitations on buying shares.
------------------------------- ------------------------------------------------
                                 Complete a New Account Application and send
Through the mail                 it with a check payable to the fund. Mail
                                 them to: State Street Bank, P.O. Box 8301,
                                 Boston, MA 02266-8301.
------------------------------- ------------------------------------------------
                                 Complete a New Account Application and send
                                 it with a check payable to the fund. Send
Through express delivery         them to: Boston Financial Data Services,
                                 Attn: Phoenix Funds,66 Brooks Drive,
                                 Braintree, MA 02184.
------------------------------- ------------------------------------------------
By Federal Funds wire            Call us at (800) 243-1574 (press 1, then 0).
------------------------------- ------------------------------------------------
                                 Complete the appropriate section on the
                                 application and send it with your initial
By Investo-Matic                 investment payable to the fund. Mail them
                                 to: State Street Bank, P.O. Box 8301,
                                 Boston, MA 02266-8301.
------------------------------- ------------------------------------------------
By telephone exchange            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


24  Phoenix Opportunities Trust

--------------------------------------------------------------------------------
                                 TO SELL SHARES
                                 (CLASS A, CLASS B AND CLASS C SHARES)
------------------------------- ------------------------------------------------
Through a financial advisor      Contact your advisor. Some advisors may charge
                                 a fee and may set different minimums on
                                 redemptions of accounts.
------------------------------- ------------------------------------------------
Through the mail                 Send a letter of instruction and any share
                                 certificates (if you hold certificate shares)
                                 to: State Street Bank, P.O. Box 8301, Boston,
                                 MA 02266-8301. Be sure to include the
                                 registered owner's name, fund and account
                                 number and number of shares or dollar value you
                                 wish to sell.
------------------------------- ------------------------------------------------
Through express delivery         Send a letter of instruction and any share
                                 certificates (if you hold certificate shares)
                                 to: Boston Financial Data Services, Attn:
                                 Phoenix Funds, 66 Brooks Drive, Braintree, MA
                                 02184. Be sure to include the registered
                                 owner's name, fund and account number and
                                 number of shares or dollar value you wish to
                                 sell.
------------------------------- ------------------------------------------------
By telephone                     For sales up to $50,000, requests can be made
                                 by calling (800) 243-1574.
------------------------------- ------------------------------------------------
By telephone exchange            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
        Act:

        Send a clear letter of instruction if all of these apply:

        o The proceeds do not exceed $50,000.


                                                 Phoenix Opportunities Trust  25

        o The proceeds are payable to the registered owner at the address on record.

        Send a clear letter of instruction with a signature guarantee when any of these apply:

        o You are selling more than $50,000 worth of shares.

        o The name or address on the account has changed within the last 30 days.

        o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.


The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)


During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not


26  Phoenix Opportunities Trust
more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES


You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

        o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


        o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

        o The amount of the exchange must be equal to or greater than the minimum initial investment required.

        o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if


                                                 Phoenix Opportunities Trust  27
we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.


Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:


        o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

        o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

        o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.


28  Phoenix Opportunities Trust

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.


Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity can be completely eliminated.


The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.


                                                 Phoenix Opportunities Trust  29

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------



INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds makes available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.



30  Phoenix Opportunities Trust

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------
   FUND                                             DIVIDEND PAID
------------------------------------ -------------------------------------------
   Bond Fund                                          Monthly
--------------------------------------------------------------------------------

   Earnings Driven Growth Fund                      Semiannually

--------------------------------------------------------------------------------


Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.







                                                 Phoenix Opportunities Trust  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the funds' financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, is included in the funds' most recent Annual Report, which is available upon request.

PHOENIX BOND FUND

                                                                             CLASS X
                                                 ----------------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,
                                                      2005        2004         2003       2002(3)       2001
                                                   ---------    ---------    --------    ---------    ---------
Net asset value, beginning of period                $10.73       $10.78       $10.39       $10.44       $10.16
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                     0.37         0.40         0.41         0.48         0.70
  Net realized and unrealized gain (loss)            (0.11)        0.08         0.46         0.12         0.26
                                                    ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                 0.26         0.48         0.87         0.60         0.96
                                                    ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.37)       (0.46)       (0.42)       (0.49)       (0.68)
  Distributions from net realized gains              (0.06)       (0.07)       (0.06)       (0.16)          --
                                                    ------       ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                             (0.43)       (0.53)       (0.48)       (0.65)       (0.68)
                                                    ------       ------       ------       ------       ------
Change in net asset value                            (0.17)       (0.05)        0.39        (0.05)        0.28
                                                    ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $10.56       $10.73       $10.78       $10.39       $10.44
                                                    ======       ======       ======       ======       ======
Total return                                          2.44%        4.54%        8.57%        5.94%        9.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $30,126      $39,476      $35,966      $48,606      $48,448
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses                              0.89%        0.80%        0.86%        0.83%(2)     0.85%(2)
  Gross operating expenses                            0.89%        0.80%        0.86%        0.83%        0.85%
  Net investment income                               3.45%        3.72%        3.93%        4.75%        6.79%
Portfolio turnover                                     221%         136%         244%         410%         170%
------------------------------

(1) Computed using average shares outstanding.
(2) For the periods ended September 30, 2002 and 2001 for Class X, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(3) As required, effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 4.80% to 4.75% for Class X; to decrease net investment income (loss) per share from $0.49 to $0.48 per share for Class X; and, to increase net realized and unrealized gain (loss) from $0.11 to $0.12 per share for Class X. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


32  Phoenix Opportunities Trust

--------------------------------------------------------------------------------



PHOENIX BOND FUND

                                                                             CLASS A
                                                 ----------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,
                                                      2005        2004         2003       2002(4)       2001
                                                   ---------    ---------    --------    ---------    ---------
Net asset value, beginning of period                $10.63       $10.68       $10.29       $10.37       $10.11
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(1)                     0.34         0.36         0.38         0.44         0.67
  Net realized and unrealized gain (loss)            (0.11)        0.08         0.45         0.11         0.26
                                                    ------       ------       ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                 0.23         0.44         0.83         0.55         0.93
                                                    ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
  Dividends from net investment income               (0.34)       (0.42)       (0.38)       (0.47)       (0.67)
  Distributions from net realized gains              (0.06)       (0.07)       (0.06)       (0.16)          --
                                                    ------       ------       ------       ------       ------
     TOTAL DISTRIBUTIONS                             (0.40)       (0.49)       (0.44)       (0.63)       (0.67)
                                                    ------       ------       ------       ------       ------
Change in net asset value                            (0.17)       (0.05)        0.39        (0.08)        0.26
                                                    ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $10.46       $10.63       $10.68       $10.29       $10.37
                                                    ======       ======       ======       ======       ======
Total return(2)                                       2.14%        4.33%        8.28%        5.50%        9.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $29,501      $29,864      $21,263      $21,127      $15,376
RATIO TO AVERAGE NET ASSETS OF:
  Net operating expenses                              1.15%        1.11%        1.15%        1.15%        1.16%(3)
  Gross operating expenses                            1.19%        1.11%        1.21%        1.22%        1.27%
  Net investment income                               3.20%        3.37%        3.65%        4.38%        6.42%
Portfolio turnover                                     221%         136%         244%         410%         170%
------------------------------

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

(3) For the period ended September 30, 2001 for Class A, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 4.44% to 4.38% for Class A; to decrease net investment income (loss) per share from $0.45 to $0.44 per share for Class A; and, to increase net realized and unrealized gain (loss) from $0.10 to $0.11 per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


                                                 Phoenix Opportunities Trust  33

--------------------------------------------------------------------------------



PHOENIX BOND FUND

                                                                            CLASS B
                                                 --------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                     2005        2004        2003        2002(4)     2001
                                                   --------    --------    --------     --------   --------
Net asset value, beginning of period                $10.44      $10.50      $10.13       $10.25     $10.04
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                    0.25        0.28        0.30         0.36       0.57
   Net realized and unrealized gain (loss)           (0.09)       0.08        0.44         0.11       0.28
                                                    ------      ------      ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                 0.16        0.36        0.74         0.47       0.85
                                                    ------      ------      ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.26)      (0.35)      (0.31)       (0.43)     (0.64)
   Distributions from net realized gains             (0.06)      (0.07)      (0.06)       (0.16)        --
                                                    ------      ------      ------       ------     ------
     TOTAL DISTRIBUTIONS                             (0.32)      (0.42)      (0.37)       (0.59)     (0.64)
                                                    ------      ------      ------       ------     ------
Change in net asset value                            (0.16)      (0.06)       0.37        (0.12)      0.21
                                                    ------      ------      ------       ------     ------
NET ASSET VALUE, END OF PERIOD                      $10.28      $10.44      $10.50       $10.13     $10.25
                                                    ======      ======      ======       ======     ======
Total return(2)                                       1.36%       3.54%       7.43%        4.83%      8.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $6,706      $7,375     $10,218      $10,093     $7,713
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             1.90%       1.90%       1.90%        1.90%      1.91%(3)
   Gross operating expenses                           2.30%       2.07%       2.10%        2.16%      2.35%
   Net investment income                              2.45%       2.69%       2.91%        3.63%      5.64%
Portfolio turnover                                     221%        136%        244%         410%       170%

                                                                            CLASS C
                                                 --------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                                     2005        2004        2003        2002(4)     2001
                                                   --------    --------    --------     --------   --------
Net asset value, beginning of period                $10.46      $10.52      $10.15       $10.26     $10.06
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                    0.25        0.28        0.30         0.36       0.58
   Net realized and unrealized gain (loss)           (0.09)       0.08        0.44         0.12       0.26
                                                    ------      ------      ------       ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                 0.16        0.36        0.74         0.48       0.84
                                                    ------      ------      ------       ------     ------
LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.26)      (0.35)      (0.31)       (0.43)     (0.64)
   Distributions from net realized gains             (0.06)      (0.07)      (0.06)       (0.16)        --
                                                    ------      ------      ------       ------     ------
     TOTAL DISTRIBUTIONS                             (0.32)      (0.42)      (0.37)       (0.59)     (0.64)
                                                    ------      ------      ------       ------     ------
Change in net asset value                            (0.16)      (0.06)       0.37        (0.11)      0.20
                                                    ------      ------      ------       ------     ------
NET ASSET VALUE, END OF PERIOD                      $10.30      $10.46      $10.52       $10.15     $10.26
                                                    ======      ======      ======       ======     ======
Total return(2)                                       1.35%       3.53%       7.42%        4.83%      8.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)               $2,038      $3,829      $4,754       $5,052     $3,842
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             1.90%       1.90%       1.90%        1.90%      1.91%(3)
   Gross operating expenses                           2.90%       2.37%       2.41%        2.50%      2.78%
   Net investment income                              2.44%       2.64%       2.91%        3.63%      5.69%
Portfolio turnover                                     221%        136%        244%         410%       170%
------------------------------

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.
(3) For the period ended September 30, 2001 for Class B and Class C, the ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if the expense offsets were included, the ratio of net operating expenses to average net assets would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective October 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended September 30, 2002, was to decrease the ratio of net investment income to average net assets from 3.69% to 3.63% for Class B and Class C; to decrease net investment income (loss) per share from $0.37 to $0.36 per share for Class B and Class C; and to increase net realized and unrealized gain (loss) from $0.10 to $0.11 per share and from $0.11 to $0.12 per share for Class B and Class C, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


34  Phoenix Opportunities Trust

--------------------------------------------------------------------------------



PHOENIX EARNINGS DRIVEN GROWTH FUND

                                                                             CLASS X
                                                 --------------------------------------------------------------------
                                                                     YEAR ENDED SEPTEMBER 30,
                                                     2005         2004           2003         2002         2001
                                                   --------     --------       --------     --------     ---------
Net asset value, beginning of period                $15.13       $14.88         $12.51       $15.70       $31.18
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.11)       (0.09)         (0.11)       (0.13)       (0.14)
   Net realized and unrealized gain (loss)            2.17         0.34           2.48        (3.06)      (12.91)
                                                    ------       ------         ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                 2.06         0.25           2.37        (3.19)      (13.05)
                                                    ------       ------         ------       ------       ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                --           --             --           --        (2.43)
                                                    ------       ------         ------       ------       ------
     TOTAL DISTRIBUTIONS                                --           --             --           --        (2.43)
                                                    ------       ------         ------       ------       ------
Change in net asset value                             2.06         0.25           2.37        (3.19)      (15.48)
                                                    ------       ------         ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $17.19       $15.13         $14.88       $12.51       $15.70
                                                    ======       ======         ======       ======       ======
Total return                                         13.62%        1.68%         18.94%      (20.32)%     (44.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $11,917      $13,606        $18,005      $11,219      $14,198
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             1.15%        1.13%          1.15%        1.15%        1.15%
   Gross operating expenses                           1.36%        1.13%          1.24%        1.24%        1.22%
   Net investment income (loss)                      (0.64)%      (0.57)%        (0.77)%      (0.75)%      (0.61)%
Portfolio turnover                                     100%         200%           164%         135%          96%

                                                                               CLASS A
                                                 --------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                                     2005         2004           2003         2002         2001
                                                   --------     --------       --------     --------     ---------
Net asset value, beginning of period                $14.75       $14.54         $12.25       $15.41       $30.75
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.14)       (0.13)         (0.13)       (0.16)       (0.19)
   Net realized and unrealized gain (loss)            2.10         0.34           2.42        (3.00)      (12.72)
                                                    ------       ------         ------       ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                 1.96         0.21           2.29        (3.16)      (12.91)
                                                    ------       ------         ------       ------       ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                --           --             --           --        (2.43)
                                                    ------       ------         ------       ------       ------
     TOTAL DISTRIBUTIONS                                --           --             --           --        (2.43)
                                                    ------       ------         ------       ------       ------
Change in net asset value                             1.96         0.21           2.29        (3.16)      (15.34)
                                                    ------       ------         ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $16.71       $14.75         $14.54       $12.25       $15.41
                                                    ======       ======         ======       ======       ======
Total return(2)                                      13.29%        1.44%         18.69%      (20.51)%     (44.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $22,103      $40,058        $63,365      $66,384      $66,411
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             1.40%        1.40%          1.40%        1.40%        1.40%
   Gross operating expenses                           1.75%        1.51%          1.55%        1.46%        1.40%
   Net investment income (loss)                      (0.88)%      (0.85)%        (1.01)%      (0.99)%      (0.86)%
Portfolio turnover                                     100%         200%           164%         135%          96%

------------------------------

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.

                                                 Phoenix Opportunities Trust  35

--------------------------------------------------------------------------------



PHOENIX EARNINGS DRIVEN GROWTH FUND

                                                                            CLASS B
                                                  ------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                     2005       2004        2003        2002        2001
                                                   --------   --------    --------    --------    --------
Net asset value, beginning of period                $13.96     $13.87      $11.78      $14.93      $30.09
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.25)     (0.23)      (0.23)      (0.28)      (0.34)
   Net realized and unrealized gain (loss)            2.00       0.32        2.32       (2.87)     (12.39)
                                                    ------     ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                 1.75       0.09        2.09       (3.15)     (12.73)
                                                    ------     ------      ------      ------      ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                --         --          --          --       (2.43)
                                                    ------     ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                --         --          --          --       (2.43)
                                                    ------     ------      ------      ------      ------
Change in net asset value                             1.75       0.09        2.09       (3.15)     (15.16)
                                                    ------     ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                      $15.71     $13.96      $13.87      $11.78      $14.93
                                                    ======     ======      ======      ======      ======
Total return(2)                                      12.54%      0.65%      17.74%     (21.10)%    (44.83)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $14,402    $18,612     $24,172     $22,577     $23,519
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.15%      2.15%       2.15%       2.15%       2.15%
   Gross operating expenses                           2.54%      2.36%       2.46%       2.43%       2.34%
   Net investment income (loss)                      (1.63)%    (1.59)%     (1.76)%     (1.74)%     (1.61)%
Portfolio turnover                                     100%       200%        164%        135%         96%

                                                                            CLASS C
                                                  ------------------------------------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                     2005       2004        2003        2002        2001
                                                   --------   --------    --------    --------    --------
Net asset value, beginning of period                $13.96     $13.88      $11.78      $14.93      $30.08
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)(1)                   (0.25)     (0.23)      (0.22)      (0.28)      (0.34)
   Net realized and unrealized gain (loss)            2.00       0.31        2.32       (2.87)     (12.38)
                                                    ------     ------      ------      ------      ------
     TOTAL FROM INVESTMENT OPERATIONS                 1.75       0.08        2.10       (3.15)     (12.72)
                                                    ------     ------      ------      ------      ------
LESS DISTRIBUTIONS:
   Distributions from net realized gains                --         --          --          --       (2.43)
                                                    ------     ------      ------      ------      ------
     TOTAL DISTRIBUTIONS                                --         --          --          --       (2.43)
                                                    ------     ------      ------      ------      ------
Change in net asset value                             1.75       0.08        2.10       (3.15)     (15.15)
                                                    ------     ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                      $15.71     $13.96      $13.88      $11.78      $14.93
                                                    ======     ======      ======      ======      ======
Total return(2)                                      12.54%      0.58%      17.83%     (21.10)%    (44.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $11,212    $21,823     $32,118     $31,317     $30,874
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                             2.15%      2.15%       2.15%       2.15%       2.15%
   Gross operating expenses                           2.47%      2.20%       2.26%       2.21%       2.20%
   Net investment income (loss)                      (1.63)%    (1.60)%     (1.76)%     (1.74)%     (1.61)%
Portfolio turnover                                     100%       200%        164%        135%         96%

------------------------------

(1) Computed using average shares outstanding.
(2) Sales charges are not reflected in total return calculation.


36  Phoenix Opportunities Trust

[LOGO]PHOENIXFUNDS(SM)

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480






ADDITIONAL INFORMATION
You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAIs) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090.This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926








NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-7455
PXP2069                                                                     1-06

                           PHOENIX OPPORTUNITIES TRUST

                                Phoenix Bond Fund

                       Phoenix Earnings Driven Growth Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                January 31, 2006

   This Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix Opportunities Trust (the "Trust"), dated January 31, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the PhoenixFunds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.


                                TABLE OF CONTENTS

                                                                           PAGE

The Trust ..............................................................    1
Investment Restrictions ................................................    1
Investment Techniques and Risks ........................................    2
Performance Information.................................................   13
Portfolio Turnover .....................................................   15
Portfolio Transactions and Brokerage ...................................   15
Disclosure of Fund Holdings.............................................   16

Services of the Adviser and Subadviser..................................   17
Portfolio Managers......................................................   20
Net Asset Value ........................................................   21
How To Buy Shares ......................................................   22
Alternative Purchase Arrangements ......................................   22
Investor Account Services ..............................................   25
How To Redeem Shares ...................................................   26
Dividends, Distributions and Taxes .....................................   27
Tax Sheltered Retirement Plans .........................................   31
The Distributor ........................................................   32
Distribution Plans .....................................................   34
Management of the Trust ................................................   35
Additional Information .................................................   42
Appendix ...............................................................   44
Glossary ...............................................................   45






                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877

                         Text Telephone: (800) 243-1926

PXP 2069B  (1/06)

                                    THE TRUST


    The Trust is an open-end investment management company which was organized under Delaware law in 1995 as a business trust. Prior to January 27, 2006, the Trust was named "Phoenix-Seneca Funds." The Trust consists of two separate
Funds: the Phoenix Bond Fund (formerly Phoenix-Seneca Bond Fund) ("Bond Fund") and the Phoenix Earnings Driven Growth Fund (formerly the Phoenix-Seneca Mid-Cap "EDGE"(SM) Fund) ("Earnings Driven Growth Fund"), (each a "Fund" and collectively, the "Funds"). Each Fund offers four classes of shares: Class X Shares, Class A Shares, Class B Shares and Class C Shares. Class X Shares are offered to institutional investors, such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, and corporations, and others who purchase in certain minimum amounts. The three additional classes of shares may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B Shares and Class C Shares).


    The Trust's Prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. Each Fund's investment objective is a fundamental policy of the Fund and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS


    The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

    With respect to all of the Funds, each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).


    (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.


   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

    Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may each utilize the following investment techniques in pursuing its investment objectives.

CORPORATE DEBT SECURITIES


   A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the subadviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.


   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.


   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Bond Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Earnings Driven Growth Fund might be more willing to convert such securities to common stock.


   HIGH YIELD-HIGH RISK SECURITIES. Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. The markets for these securities are relatively new and many of the outstanding high-yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment-grade corporate bonds, does not exist for these securities. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

   The Funds may enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts ("futures options"). Each Fund may purchase and sell futures contracts for hedging purposes and in an attempt to increase total return. A futures contract is an agreement between two parties to buy and sell a security for a set price at a future time. Each Fund may also enter into index-based futures contracts and interest rate futures contracts. Futures contracts on indices provide for a final cash settlement on the expiration date based on changes in the relevant index. All futures contracts are traded on designated "contract markets" licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") which, through their clearing corporations, guarantee performance of the contracts.


   Generally, while market interest rates increase, the value of outstanding debt securities declines (and vice versa). If a Fund holds long-term debt securities and the subadviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of a Fund's portfolio securities declined, the value of that Fund's futures contract would increase, thereby preventing net asset value from declining as much as it otherwise would have. If the subadviser expects long-term interest rates to decline, a Fund might enter into futures contracts for the purchase of long-term securities, so that it could offset anticipated increases in the cost of such securities it intends to purchase while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize. Similar techniques may be used by the Funds to hedge stock market risk.


   Each Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, settlement is effected by the payment of cash representing the difference between the current market price of the futures contract and the exercise price of the option. The risk of loss to a Fund purchasing an option on a futures contract is limited to the premium paid for the option.

   A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, its sale of a futures contract: to hedge a long position in the underlying futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   A Fund would write a call option on a futures contract in order to hedge against a decline in the prices of the securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the applicable Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

   The writing of a put option on a futures contract is similar to the purchase of the futures contract, except that, if market price declines, a Fund would pay more than the market price for the underlying securities. The net cost to a Fund will be reduced, however, by the premium received on the sale of the put, less any transaction costs.

   Each Fund may engage in "straddle" transactions, which involve the purchase or sale of combinations of call and put options on the same underlying securities or futures contracts.

   In purchasing and selling futures contracts and related options, each Fund intends to comply with rules and interpretations of the CFTC and of the SEC.


   LIMITATIONS ON FINANCIAL FUTURES AND RELATED OPTIONS. Each Fund will engage in futures and related options transactions only for bona fide hedging purposes in accordance with CFTC regulations or in an attempt to increase total return to the extent permitted by such regulations. In hedging transactions, a Fund will seek to invest in futures contracts and futures options, the prices of which are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, a Fund's futures transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures (or option) position (involving the purchase of futures contracts), a Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures (or option) position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated (or an option may expire) without the corresponding purchase of securities. As an alternative to compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits and premiums on its futures positions entered into for the purpose of seeking to increase total return (net of the amount the positions were "in the money" at the time of purchase) would not exceed 5% of that Fund's net assets, after taking into account unrealized gains and losses on such positions. A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for Federal income tax purposes. (See "Dividends, Distributions, and Taxes" in this SAI.)

   A Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by the Fund's custodian (or a subcustodian) for the benefit of the merchant through whom a Fund engages in such futures and options transactions. In the case of futures contracts or options thereon requiring the Fund to purchase securities, the Fund will specifically designate on its accounting records liquid assets to cover such contracts and options that is marked to market daily.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

   The Funds may invest in foreign currency exchange-related securities.

   FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutschemark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   PERFORMANCE INDEXED PAPER. Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

   Each of the Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

   Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which may affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   American Depositary Receipts ("ADRs") are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

   Each of the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options and enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in such forward contracts are covered by the segregation with the Trust's custodian of high quality short-term investments and are marked to market daily. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the currencies being hedged against, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

ILLIQUID AND RESTRICTED SECURITIES

   Each Fund may invest in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.


   Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the subadviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities.


LENDING PORTFOLIO SECURITIES


   Each Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and must be collateralized continuously with cash, cash equivalents, irrevocable letters of credit, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities lent. For the duration of a loan, the Fund would receive the equivalent of the interest or dividends paid by the issuer on the securities lent and would also receive compensation from the investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms considered by the subadviser to be qualified, and when, in the judgment of the subadviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The value of the securities lent may not exceed one-third of the value of the total assets of the Fund.


   A Fund may pay reasonable negotiated fees to the Custodian in connection with loaned securities as long as such fees are pursuant to a contract approved by the Trustees.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

   The Funds may each invest in mortgage-related and other asset-backed securities.

   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the Government National Mortgage Association ("GNMA")) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.


   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.


   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.


   The subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.


OPTIONS

   The Funds may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. Each Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.


   WRITING CALL OPTIONS. Each Fund may write (sell) covered call options on securities ("calls") when the subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

   A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

   PURCHASING CALL OPTIONS. Each Fund may purchase a call option when the subadviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written
(sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

   WRITING PUT OPTIONS. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

   PURCHASING PUT OPTIONS. A Fund may purchase a put option when the subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.


   OPTIONS ON SECURITIES INDICES. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

   A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE") and the American Stock Exchange.

   Funds may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

   A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.


   Each of the Funds may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.


   The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

   The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

   FOREIGN CURRENCY OPTIONS. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A call option on a foreign currency gives the purchaser of the option the right to buy a foreign currency at the exercise price until the option expires. A put option gives the option-holder a similar right to sell the underlying currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

PARTICIPATION INTERESTS


   The Bond Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.


REPURCHASE AGREEMENTS

   Each Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.


   Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.


   In addition to the risk of the seller's default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller.

SHORT SALES

   The Funds may sell securities short as part of their overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

   When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

   If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

   To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS

   Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

   The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

   In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts position written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.


   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadviser and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine at any time to restrict or terminate the Funds' transactions in options. The subadviser does not believe that these trading and position limits will have any adverse investment techniques for hedging the Trust's portfolios.


   Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.


   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S. Government securities pursuant to an agreement requiring a closing transaction at a formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

   The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.


SWAP AGREEMENTS


   The Funds may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on its accounting records liquid assets to avoid leveraging of the Fund's portfolio.

   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the subadviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The subadviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


WARRANTS TO PURCHASE SECURITIES

   The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS


   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A

Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.


   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when- issued purchases and forward commitments.


                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell Midcap Growth Index, Europe Australia Far East Index ("EAFE"), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD


   The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:


                          YIELD = 2[(a-b + 1) (6) - 1]
                                     ---
                                     cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class on the last day of the period.


   The yields for each class of shares for the Bond Fund for the 30-day period ended September 30, 2005 were as follows:


             CLASS X SHARES    CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
             --------------    --------------    --------------   --------------
Bond Fund          3.93%            3.49%            2.95%             3.05%


TOTAL RETURN

   Standardized quotations of average annual total return for Class A Shares, Class B Shares, Class C Shares or Class X Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B Shares, Class C Shares or Class X Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions are on Class A Shares, Class B Shares, Class C Shares and Class X Shares reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The average annual total returns for each class of shares of the Funds for the indicated periods ended September 30, 2005 were as follows:

                                                 YEAR ENDED       5 YEARS ENDED     COMMENCEMENT OF OPERATIONS TO
                                                  09/30/05           09/30/05                09/30/05 (1)
                                                  --------           --------                --------

BOND FUND
Class X

     Return Before Taxes                            2.44%             6.23%                   6.85%
     Return After Taxes on Distribution             1.11%             4.20%                   4.42%
     Return After Taxes on Distributions            1.68%             4.09%                   4.35%
     and Sale of Fund Shares
Class A  Return Before Taxes                       -2.71%             4.90%                   4.59%
Class B  Return Before Taxes                       -2.58%             5.13%                   4.50%
Class C  Return Before Taxes                        1.35%             5.12%                   4.50%

EARNINGS DRIVEN GROWTH FUND
Class A
     Return Before Taxes                            6.77%           -10.70%                   8.96%
     Return After Taxes on Distribution             6.77%           -11.30%                   7.60%
     Return After Taxes on Distributions            4.40%            -9.00%                   7.15%
     and Sale of Fund Shares(2)

Class B  Return Before Taxes                        8.54%           -10.31%                   1.99%
Class C  Return Before Taxes                       12.54%           -10.30%                   2.00%
Class X  Return Before Taxes                       13.62%            -9.40%                   9.99%


------------------------------


(1) The Bond Fund Class X inception since March 7, 1996; Class A Shares, Class B, Shares and Class C Shares since July 1, 1998. The Earnings Driven Growth Fund Class X Shares and Class A Shares inception since March 8, 1996; Class B Shares and Class C Shares since July 1, 1998.

(2) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B, Class C or Class X Account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the Bond Fund and 5.75% for the Earnings Driven Growth Fund and assumes reinvestment of all income dividends and capital gain distributions during the period.


   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   It is the general policy of the Trust not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless the Trust believes that the broker will obtain the best execution for the Fund, taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. The Trust is not obligated to deal with any broker or group of brokers in the execution of transactions in portfolio securities.


   In selecting brokers to effect transactions on securities exchanges, the Trust considers the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest rate available. To obtain the benefit of
Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Accordingly, if the Trust determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research products and services provided by such broker, the Trust may pay commissions to such broker in an amount greater than the amount another firm might charge. Research products and services provided to the Trust include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses) providing lawful and appropriate assistance to the subadviser and its affiliates in the performance their decision-making responsibilities.

   Each year, the subadviser will consider the amount and nature of the research products and services provided by other brokers as well as the extent to which such products and services are relied upon, and attempt to allocate a portion of the brokerage business of their clients, such as the Trust, on the basis of such considerations. In addition, brokers sometimes suggest a level of business they would like to receive in return for the various services they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions, because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker excluded from receiving business because it has not been identified as providing research services. As permitted by Section 28(e), the investment information received from other brokers may be used by the investment adviser (and its affiliates) in servicing all its accounts and not all such information may be used by the subadviser, in its capacity as the subadviser, in connection with the Trust. Nonetheless, the Trust believes that such investment information provides the Trust with benefits by supplementing the research otherwise available to the Trust.

   In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the subadviser. Investment decisions for a Fund and for the subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser and distributor from entering into any agreement or other understanding under which the Funds' direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   For the fiscal years ended September 30, 2003, 2004 and 2005, brokerage commissions paid by the Trust on portfolio transactions totaled $821,952, $855,154 and $235,961, respectively. Brokerage commissions of $62,168 paid during the fiscal year ended September 30, 2005, were paid on portfolio transactions aggregating $54,832,509 executed by brokers who provided research and other statistical information.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Phoenix Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.


   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information and for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

------------------------------------------- --------------------------------------- -----------------------------------------
                                                                                               TIMING OF RELEASE OF
         TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER              PORTFOLIO HOLDINGS INFORMATION
------------------------------------------- --------------------------------------- -----------------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.        Daily
------------------------------------------- --------------------------------------- -----------------------------------------

Subadviser                                  Seneca Capital Management LLC           Daily

------------------------------------------- --------------------------------------- -----------------------------------------
Distributor                                 Phoenix Equity Planning Corporation     Daily
------------------------------------------- --------------------------------------- -----------------------------------------
Custodian                                   State Street Bank and Trust Company     Daily
------------------------------------------- --------------------------------------- -----------------------------------------

Sub-Financial Agent                         PFPC Inc.                               Daily

------------------------------------------- --------------------------------------- -----------------------------------------
Independent Registered Public Accounting    PricewaterhouseCoopers LLP              Annual Reporting Period: within 15
Firm                                                                                business days of end of reporting period

                                                                                    Semiannual Reporting Period: within 31
                                                                                    business days of end of reporting period
------------------------------------------- --------------------------------------- -----------------------------------------

Typesetting Firm for Financial Reports      GCom Solutions                          Monthly on first business day following
and Forms N-Q                                                                       month end

------------------------------------------- --------------------------------------- -----------------------------------------
Printer for Financial Reports               V.G. Reed & Sons                        Annual and Semiannual Reporting Period:
                                                                                    within 45 days after end of reporting
                                                                                    period
------------------------------------------- --------------------------------------- -----------------------------------------
Proxy Voting Service                        Institutional Shareholder Services      Twice weekly on an ongoing basis
------------------------------------------- --------------------------------------- -----------------------------------------

Intermediary Selling Shares of the Fund     Merrill Lynch                           Quarterly within 10 days of quarter end
------------------------------------------- --------------------------------------- -----------------------------------------
Third-Party Class B Share Financer          SG Constellation LLC                    Weekly based on prior week end

------------------------------------------- --------------------------------------- -----------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

------------------------------------------- --------------------------------------- -----------------------------------------

Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and        Quarterly, 60 days after fiscal
                                            Thompson Financial Services             quarter end
------------------------------------------- --------------------------------------- -----------------------------------------
Rating Agencies                             Lipper Inc. and Morningstar             Quarterly, 60 days after quarter end

------------------------------------------- --------------------------------------- -----------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISER


   The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. PIC acts as the investment adviser for 14 fund companies totaling 48 mutual funds and as adviser to institutional clients. As of September 30, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, which acts as Distributor and Financial Agent for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut who is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal offices of PNX and PEPCO are located at One American Row, Hartford, Connecticut 06102.

   PXP has served investors for over 70 years. As of September 30, 2005, PXP had approximately $52.3 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   Seneca Capital Management LLC ("Seneca" or Subadviser") is the Subadviser to the Funds and is located at 909 Montgomery Street, San Francisco, California 94133. Seneca acts as subadviser to six fund companies totaling eight mutual funds and as investment adviser to institutions and individuals. As of September 30, 2005, Seneca had approximately $11 billion in assets under management.


   Pursuant to the Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"), the Adviser: (a) supervises and assists in the management of the assets of each Fund, furnishes each Fund with research, statistical and advisory services and provides regular reports to the Trustees;
(b) provides advice and assistance with the operations of the Trust, compliance support, preparation of the Trust's registration statements, proxy materials and other documents and advice and assistance of the Adviser's counsel; and (c) furnishes office facilities, personnel necessary to provide advisory services to the Funds, personnel to serve without salaries as officers or agents of the Trust and compensation and expenses of any Trustees who are also full-time employees of the Adviser or any of its affiliates.


   Pursuant to the Subadvisory Agreement, PIC has delegated to Seneca the responsibility for making investment decisions for the Funds and selecting brokers and dealers to execute transactions for each Fund. Under the Subadvisory Agreement, Seneca's duties to each Fund include: (1) supervising and managing the investments of that Fund and directing the purchase and sale of its investments; and (2) ensuring that investments follow the investment objective, strategies, and policies of that Fund and comply with government regulations.


   In managing the assets of the Funds, the Subadviser furnishes continuously an investment program for each Fund consistent with the investment objectives and policies of that Fund. More specifically, the Subadviser determines from time to time what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Amended and Restated Agreement and Declaration of Trust ("Agreement and Declaration of Trust"), Bylaws and its registration statement under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the SEC, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Trust may from time to time establish. To carry out such determinations, the Subadviser places orders for the investment and reinvestment of each Fund's assets (see "Portfolio Transactions and Brokerage").


   As compensation for its services to each of the Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund's net assets and paid monthly at the following rates:

          Bond Fund                                        0.50%
          Earnings Driven Growth Fund                      0.80%

   For the fiscal years ended September 2003, 2004 and 2005, PIC earned investment management fees of $373,661, $382,004 and $376,469, respectively, for services to the Bond Fund and $1,076,676, $1,028,470 and $613,172, respectively, for services to the Earnings Driven Growth Fund.

   For the fiscal years ended September 30, 2003, 2004 and 2005, PIC reimbursed $60,889, $32,865 and $69,688, respectively, for the Bond Fund and $215,880, $126,819 and $252,272, respectively, for the Earnings Driven Growth Fund.

   The Adviser has contractually agreed to limit the Funds' total operating expenses (excluding interest, taxes and extraordinary expenses) through January 31, 2007 so that expenses do not exceed, on an annualized basis, the following. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


FUND                                              CLASS X           CLASS A          CLASS B          CLASS C
----                                              -------           -------          -------          -------
Bond Fund                                          0.90%             1.15%            1.90%             1.90%

Earnings Driven Growth Fund                        1.20%             1.45%            2.20%             2.20%


   The Adviser may discontinue or modify any such waivers or reimbursements it may provide in the future at its discretion.


   The Adviser pays the Subadviser a fee at the following rates:

          Bond Fund                                        0.25%
          Earnings Driven Growth Fund                      0.40%


   Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

   The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). The Subadvisory Agreement may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreement continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement and the Subadvisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. In the event of termination, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust. In the event of termination, or at the request of Seneca, the Trust and the Funds will eliminate all references to "Seneca" from their names. Upon such request, Seneca has agreed to submit the question of continuing the Subadvisory Agreement to a vote of the shareholders of the Trust.


   In the management of the Trust and their other accounts, the Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. (See also "Portfolio Transactions and Brokerage.")

   Each Fund bears all expenses of its own operation (subject to the expense limitations described above), which expenses include: (i) fees and expenses of any investment adviser or administrator of the Fund; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses; (vii) interest, insurance premiums, taxes or governmental fees; (viii) fees and expenses of the transfer agent of the Trust;
(ix) the cost of preparing stock certificates or any other expenses, including, without limitation, clerical expenses of issue, redemption or repurchase of shares of the Fund; (x) the expenses of and fees for registering or qualifying shares of the Funds for sale and of maintaining the registration of the Funds;
(xi) a portion of the fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; (xii) the cost of preparing and distributing reports and notices to existing shareholders, the SEC and other regulatory authorities;
(xiii) fees or disbursements of custodians of the Funds' assets, including expenses incurred in the performance of any obligations enumerated by the Agreement and Declaration of Trust or Bylaws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business; and (xvi) distribution fees and service fees applicable to each class of shares.

   Each Fund's Investment Advisory and Subadvisory Agreements each provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.


   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act, Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2005 semiannual report, covering the period October 1, 2004 through March 31, 2005.


DESCRIPTION OF PROXY VOTING POLICY


   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

 o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

 o Changes to Capital Structure--dilution or improved accountability associated with such changes.

 o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.


 o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF SENECA CAPITAL MANAGEMENT LLC

   Seneca Capital Management LLC ("Seneca") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Seneca receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of Seneca's portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Seneca and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of Seneca and the portfolio team member's long-term contributions to the firm. Seneca's principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Seneca participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of Seneca's working capital requirements and on estimated tax liabilities.

   The Executive Committee and Chief Investment Officer have discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of September 30, 2005 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund as named in the prospectus. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.


                                      NUMBER OF AND TOTAL       NUMBER OF AND TOTAL         NUMBER OF AND TOTAL
                                     ASSETS OF REGISTERED      ASSETS OF OTHER POOLED         ASSETS OF OTHER
PORTFOLIO MANAGER                    INVESTMENT COMPANIES    INVESTMENT VEHICLES (PIVS)          ACCOUNTS
-----------------                    --------------------    --------------------------          --------
Al Alaimo                               3/$125 million           1/$122.5 million            264/$8.5 billion
Robert Bishop                           2/$106 million                 None                  264/$8.5 billion
Andrew Chow                             2/$106 million                 None                  264/$8.5 billion
Fran Gillin Cooley                     5/$477.5 million                None                  302/$1.5 billion
Doug Couden                            5/$477.5 million                None                  302/$1.5 billion
Albert Gutierrez                        5/$298 million          2/$185.9 million*

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

* Mr. Gutierrez is the Portfolio Manager for one hedge fund which has a performance based fee. The value of that hedge fund as of September 30, 2005 was $63.4 million (listed under PIVs above).

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund described in the Fund's prospectus that he or she manages as of September 30, 2005:

                                                                           DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGER                         FUND MANAGED                     BENEFICIALLY OWNED IN FUND MANAGED
-----------------                         ------------                     ----------------------------------
Al Alaimo                                  Bond Fund                                      None
Robert Bishop                              Bond Fund                                      None
Andrew Chow                                Bond Fund                                      None
Fran Gillin Cooley                Earnings Driven Growth Fund                      $10,000 - $50,000
Doug Couden                       Earnings Driven Growth Fund                             None
Albert Gutierrez                           Bond Fund                                      None


                                 NET ASSET VALUE

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

   Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

   In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, as the Trustees have determined that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

   For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                HOW TO BUY SHARES


   The minimum initial investment is $500 and the minimum subsequent investment is $25 for Class A Shares, Class B Shares and Class C Shares. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. The minimum initial investment for Class X Shares is $250,000, and the minimum subsequent investment for Class X Shares is $10,000. Completed applications for the purchase of shares should be mailed to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Each Fund also offers one class of shares (Class X Shares) that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.


   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.


   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)


CLASS A SHARES


   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES


   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares and Class C Shares -- Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Trust account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.


CLASS C SHARES


   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares.


CLASS X SHARES

   Class X Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations, and others who purchase the minimum amounts.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES


   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in
(1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue

Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund, (other than Phoenix Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Funds or any other Phoenix Fund (other than Phoenix Money Market Fund Class A Shares), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.


   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


CLASS B SHARES AND CLASS C SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of the Phoenix Funds; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES


   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.


EXCHANGES


   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS


   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


INVEST-BY-PHONE


   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

   Through the Program, Class B and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B and Class C shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.


   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker-dealer. The Fund has no specific procedures governing such account transfers.


REDEMPTION OF SMALL ACCOUNTS


   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL


   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Funds' current Prospectus for more information.)


TELEPHONE REDEMPTIONS


   Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for additional information.)

BY CHECK (PHOENIX BOND FUND ONLY)


   Any shareholder of this Fund may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.


   Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.


REDEMPTION IN KIND


   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


ACCOUNT REINSTATEMENT PRIVILEGE


   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value.( See the Funds' current prospectus for more information.)


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its Shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Distributions by the Fund out of dividend income from domestic corporations may qualify in whole or in part for the dividends received deduction available to corporate shareholders if the distributing Fund does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds Fund shares for at least 46 days. For this purpose, the distributing Fund holding period in such stock may be reduced for periods during which the Fund reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.


                         TAX SHELTERED RETIREMENT PLANS


   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.


MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:


   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Pursuant to an Underwriting Agreement with the Funds, PEPCO (or "Distributor"), an indirect wholly-owned subsidiary of PNX, and an affiliate of the Adviser and Subadviser, PIC serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plan described below. For the fiscal years ended September 30, 2003, 2004 and 2005, purchasers of shares of the Funds paid aggregate sales charges of $255,451, $215,231 and $141,422, respectively, of which the Distributor received net commissions of $158,112, $161,263 and $112,142, respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2005, the Distributor received net commissions of $5,278 for Class A Shares and deferred sales charges of $105,176 for Class B Shares and $1,688 for Class C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.


DEALERS CONCESSIONS


   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.


BOND FUND

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
         AMOUNT OF TRANSACTION                 AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
           AT OFFERING PRICE                 OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
--------------------------------------- ---------------------------- --------------------------- ----------------------------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None

EARNINGS DRIVEN GROWTH FUND


                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE               AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
--------------------------------------- ---------------------------- --------------------------- ----------------------------

Under $50,000                                      5.75%                       6.10%                        5.00%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                        None                         None


   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. For purchases prior to January 11, 2006, if part or all of such investment as described in (b) and
(c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Beginning January 11, 2006, if part or all of such investment as described in
(b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of tax services and fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to oversee the subagent's performance. The current fee schedule of PFPC is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

               First $5 billion                                          0.06%
               $5 billion to $15 billion                                 0.05%
               Greater than $15 billion                                  0.03%

   Percentage rates are applied to the aggregate daily net asset value of all funds serviced by PFPC. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For administrative services during the fiscal year ended September 30, 2003, 2004 and 2005, PEPCO received $269,318, $242,004 and $201,856 respectively.


                               DISTRIBUTION PLANS


   The Trust has adopted a distribution plan for each class of shares (except Class X Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, and a plan for the Class C Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares and at a rate of 0.75% per annum for Class C Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended September 30, 2005, the Funds paid Rule 12b-1 Fees in the amount of $619,390, of which the Distributor received $235,540, and unaffiliated broker-dealers received $383,850. The Rule 12b-1 payments were used for (1) compensation to dealers, $339,250; (2) compensation to sales personnel, $292,048; (3) advertising, $57,654; (4) service costs, $28,777; (5) printing and mailing of prospectuses to other than current shareholders, $4,815; and (6) other, $24,375.


   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.


   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.


   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST


   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

    The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring on April 29, 2006.


                              INDEPENDENT TRUSTEES


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
E. Virgil Conway                   Served               52          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          since 2000.                      (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary)
                                                                    (2004-present), Pace University (Director/Trustee) (1978-2003)
                                                                    (Director/Trustee Emeritus) (2003-present), Greater New York
                                                                    Councils, Boy Scouts of America (1985-present), The Academy of
                                                                    Political Science (Vice Chairman) (1985-present), Urstadt
                                                                    Biddle Property Corp. (1989-present), Colgate University
                                                                    (Trustee Emeritus) (2004-present). Director/Trustee, The
                                                                    Harlem Youth Development Foundation, (Chairman) (1998-2002),
                                                                    Metropolitan Transportation Authority (Chairman) (1992-2001),
                                                                    Trism, Inc. (1994-2001), Consolidated Edison Company of New
                                                                    York, Inc. (1970-2002), Atlantic Mutual Insurance Company
                                                                    (1974-2002), Centennial Insurance Company (1974-2002), Union
                                                                    Pacific Corp. (1978-2002), BlackRock Freddie Mac Mortgage
                                                                    Securities Fund (Advisory Director) (1990-2000), Accuhealth
                                                                    (1994-2002), New York Housing Partnership Development Corp.
                                                                    (Chairman) (1981-2003).

Harry Dalzell-Payne                Served               52          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             since 1999.                      (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served               50          Retired. Trustee, Phoenix Funds Family (1989-present).
7721 Blue Heron Way                since 1999.                      Trustee, Scudder Investments (55 portfolios) (1986-present).
West Palm Beach, FL 33412                                           Director, Coutts & Co. Trust Holdings Limited (1991-2000),
DOB: 3/28/30                                                        Coutts & Co. Group (1991-2000) and Coutts & Co. International
                                                                    (USA) (private banking) (1991-2000).

Francis E. Jeffries                Served since         53          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           2005.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30



                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
Leroy Keith, Jr.                   Served since          50         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2005.                            (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since          52         Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                 Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

Everett L. Morris*                 Served since          52         Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                     2000.                            (1991-present). Director, W.H. Reaves Utility Income
Colts Neck, NJ 07722                                                Fund (2004-present). Vice President, W.H. Reaves and
DOB: 5/26/28                                                        Company (investment management) (1993-2003).

James M. Oates**                   Served since          50         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             2005.                            Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
Trustee                                                             (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                        Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel
                                                                    Financial (1996-present), Connecticut River Bancorp
                                                                    (1998-present), Connecticut River Bank (1999-present),
                                                                    Trust Company of New Hampshire (2002-present). Chairman,
                                                                    Emerson Investment Management, Inc. (2000-present).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004). Independent Chairman (since
                                                                    2005), Trustee (since 2004), John Hancock Trust. Trustee
                                                                    (since 2005), John Hancock Funds II and John Hancock
                                                                    Funds III.

Donald B. Romans                   Served since          50         Retired. President, Romans & Company (private investors
39 S. Sheridan Road                2005.                            and financial consultants) (1987-2003). Trustee, Phoenix
Lake Forest, IL 60045                                               Funds Family (1985-present). Trustee, Burnham Investors
DOB: 4/22/31                                                        Trust (five portfolios) (1967-2003).

Richard E. Segerson                Served since          50         Managing Director, Northway Management Company
Northway Management Company        2005.                            (1998-present). Trustee, Phoenix Funds Family
164 Mason Street                                                    (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
                                     LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS AND DATE OF BIRTH     TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------
Ferdinand L.J. Verdonck            Served since          50         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2005.                            Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                    and Insurance Holding Company (Euronext) (1992-2003),
                                                                    KBC Bank (1992-2003), KBC Insurance (1992-2003),
                                                                    Kredietbank, S.A. Luxembourgeoise (1992-2003), Investco
                                                                    N.V. (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001).

* Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life") also an affiliate, owns approximately 8% of Hudson's common stock.


                               INTERESTED TRUSTEE


    Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS AND DATE OF BIRTH      LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND POSITION WITH TRUST             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------

Marilyn E. LaMarche*               Served since          50          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC            2005.                             (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza,                                                (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                           (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                   (1989-2005).
Trustee
DOB: 5/11/34


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, ADDRESS AND DATE OF BIRTH      LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
AND POSITION WITH TRUST             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------------     -----------      ----------               ---------------------------------------

Philip R. McLoughlin**             Served since          74          Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                           1999.                             World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                        Phoenix Funds Complex (1989-present). Management
                                                                     Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                     Executive Officer (1995-2002) and Director (1995-2002),
                                                                     Phoenix Investment Partners, Ltd. Director and Executive
                                                                     Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                     Director (1994-2002) and Executive Vice President,
                                                                     Investments (1987-2002), Phoenix Life Insurance Company.
                                                                     Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                     Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                     (2000-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director (2001-2002) and President (April 2002-September
                                                                     2002), Phoenix Investment Management Company. Director
                                                                     and Executive Vice President, Phoenix Life and Annuity
                                                                     Company (1996-2002). Director (1995-2000) and Executive
                                                                     Vice President (1994-2002) and Chief Investment Counsel
                                                                     (1994-2002), PHL Variable Insurance Company. Director,
                                                                     Phoenix National Trust Holding Company (2001-2002).
                                                                     Director (1985-2002) and Vice President (1986-2002) and
                                                                     Executive Vice President (April 2002-September 2002), PM
                                                                     Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                     (1995-2002). Director, WS Griffith Securities, Inc.
                                                                     (1992-2002).

* Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.



                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                 POSITION(S) HELD
NAME, ADDRESS AND                 WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
--------------                 ---------------------                            -------------------

Daniel T. Geraci               President since 2004.          Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                                  Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                              Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                              Executive Officer of North American Investment Operations, Pioneer
                                                              Investment Management USA, Inc. (2001-2003). President of Private
                                                              Wealth Management Group (2000-2001), Executive Vice President of
                                                              Distribution and Marketing for Fidelity Canada (1996-1998), Fidelity
                                                              Investments.

George R. Aylward              Executive Vice                 Senior Vice President and Chief Operating Officer, Asset Management
DOB: 8/17/64                   President since 2004.          (2004-present), Vice President (2001-2004), The Phoenix Companies,
                                                              Inc. Executive Vice President and Chief Operating Officer
                                                              (2004-present), Vice President, Finance (2001-2002), Assistant
                                                              Controller (1996-2001), Phoenix Investment Partners, Ltd. Executive
                                                              Vice President, certain funds within the Phoenix Fund Complex
                                                              (2004-present). Vice President, Phoenix Life Insurance Company
                                                              (2002-2004).

Francis G. Waltman             Senior Vice                    Vice President, Product Development and Management, Phoenix Investment
DOB: 7/27/62                   President since 2004.          Partners, Ltd. (2003-present). Senior Vice President and Chief
                                                              Administrative Officer, Phoenix Equity Planning Corporation
                                                              (1999-2004). Senior Vice President, certain funds within the Phoenix
                                                              Fund Complex (2004-present).


                                 POSITION(S) HELD
NAME, ADDRESS AND                 WITH TRUST AND                              PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  LENGTH OF TIME SERVED                            DURING PAST 5 YEARS
--------------                 ---------------------                            -------------------

Marc Baltuch                   Vice President and             Chief Compliance Officer, Zweig-DiMenna Associates LLC
900 Third Avenue               Chief Compliance               (1989-present). Vice President and Compliance Officer, certain funds
New York, NY 10022             Officer since 2005.            in the Phoenix Fund Family (2004-present). Vice President, The Zweig
DOB: 9/23/45                                                  Total Return Fund, Inc. and The Zweig Fund, Inc. (2004-present).
                                                              President and Director, Watermark Securities, Inc. (1991-present).
                                                              Assistant Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                              Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                              Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,                Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal           2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and                    Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   Secretary since                2005-present). Compliance Officer of Investments and Counsel,
                               2005.                          Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General
                                                              Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley             Chief Financial                Second Vice President, Fund Control and Tax, Phoenix Equity Planning
DOB: 3/2/72                    Officer and                    Corporation (2004-present). Chief Financial Officer and Treasurer or
                               Treasurer since 2005.          Assistant Treasurer of certain funds within the Phoenix Fund Family
                                                              (2004-present). Senior Manager (2002-2004), Manager (2000-2002),
                                                              Audit, Deloitte & Touche, LLP.


COMMITTEES OF THE BOARD


   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as act to on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris, James M. Oates and Richard
E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.


COMPENSATION


   Trustees receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser (or an affiliate of the Adviser). The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended September 30, 2005, the Trustees received the following compensation:

                                                           AGGREGATE                  TOTAL COMPENSATION FROM TRUST
                                                          COMPENSATION                 AND FUND COMPLEX (77 FUNDS)
    NAME OF TRUSTEE                                        FROM TRUST                       PAID TO TRUSTEES
    ---------------                                        ----------                       ----------------

INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                                           $12,725                                 $196,500
 Harry Dalzell-Payne                                        $10,527                                 $186,500
 S. Leland Dill                                              $2,658                                  $66,750
 Francis E. Jeffries                                         $3,331*                                $130,500
 Leroy Keith, Jr.                                            $2,962                                  $73,500
 Geraldine M. McNamara                                      $11,341*                                $189,000
 Everett L. Morris                                          $12,413*                                $201,000
 James M. Oates                                              $4,736                                 $122,011
 Donald B. Romans                                            $2,658                                  $66,750
 Richard E. Segerson                                         $3,331*                                 $83,750
 Ferdinand L.J. Verdonck                                     $2,962                                  $53,761

 INTERESTED TRUSTEES
 -------------------
 Marilyn E. LaMarche                                         $2,658                                  $69,761
 Philip R. McLoughlin                                        $11,681                                $214,317

----------------------


* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $523,673.51, Ms. McNamara, $265,046.71, Mr. Morris, $513,296.52 and Mr. Segerson, $115,530.21. At
  present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.


TRUSTEE OWNERSHIP OF SECURITIES


   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2005:

                                                                      DOLLAR RANGE OF        TOTAL COMPENSATION
                                                DOLLAR RANGE OF    EQUITY SECURITIES IN     FROM TRUST AND FUND
                                               EQUITY SECURITIES    THE EARNINGS DRIVEN      COMPLEX 77 FUNDS)
    NAME OF TRUSTEE                            IN THE BOND FUND         GROWTH FUND           PAID TO TRUSTEES
    ---------------                               -------------         -----------           ----------------
INDEPENDENT TRUSTEES
--------------------
E. Virgil Conway                                     None                  None                 Over $100,000
Harry Dalzell-Payne                                  None                  None                      None
S. Leland Dill                                       None                  None              $50,001 - $100,000
Francis E. Jeffries                                  None                  None                Over $100,000
Leroy Keith, Jr.                                     None                  None                 $1 - $10,000
Geraldine M. McNamara                                None                  None                Over $100,000
Everett L. Morris                                    None                  None                Over $100,000
James M. Oates                                       None                  None                Over $100,000
Donald B. Romans                                     None                  None                Over $100,000
Richard E. Segerson                                  None                  None                Over $100,000
Ferdinand L.J. Verdonck                              None                  None                      None

INTERESTED TRUSTEES
-------------------
Marilyn E. LaMarche                                  None                  None                      None
Philip R. McLoughlin                                 None            $10,001 - $50,000          Over $100,000

   At December 30, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.


PRINCIPAL SHAREHOLDERS


   The following table sets forth information as of December 30, 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:

NAME OF SHAREHOLDER                     NAME OF FUND AND CLASS                      NUMBER OF SHARES     PERCENT OF CLASS
-------------------                     ----------------------                      ----------------     ----------------

Ameriprise Trust Company                Earnings Driven Growth Fund Class X           325,956.737             52.16%
FBO Ameriprise Trust
Retirement Services Plans
996 AXP Financial Center
Minneapolis, MN 55474-0009

Bear Stearns Securities Corp.           Bond Fund Class X                             199,361.780              7.99%
FBO XXX-XXX48-16
1 Metrotech Center North
Brooklyn, NY 11201-3870

Bear Stearns Securities Corp.           Bond Fund Class C                              17,318.894              9.25%
FBO XXX-XXX39-19
1 Metrotech Center North
Brooklyn, NY 11201-3870

Charles Schwab & Co., Inc.              Earning Driven Growth Fund Class A             58,526.061              5.10%
Special Custody Acct. For the Exclusive
Benefit of Our Customers-PC
ATTN: Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4122

MLPF&S for the Sole Benefit             Bond Fund Class B                             228,307.024             35.61%
of its Customers                        Bond Fund Class C                              20,218.863             10.80%
Attn: Fund Administration               Earning Driven Growth Fund Class A            222,224.783             19.35%
4800 Deer Lake Dr. E., 3rd Flr.         Earning Driven Growth Fund Class B            296,188.325             35.02%
Jacksonville, FL 32246-6484             Earning Driven Growth Fund Class C            326,160.544             50.92%

Pershing LLC                            Bond Fund Class C                               9,987.414              5.34%
PO Box 2052
Jersey City, NJ 07303-2052

Phoenix Wealth Builder PHOLIO           Bond Fund Class A                             981,792.613             34.83%
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO          Bond Fund Class A                             924,704.748             32.81%
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Prudential Investment Management        Earning Driven Growth Fund Class A            126,925.630             11.05%
Services
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St.
3 Gateway Center Fl. 11
Newark, NJ 07102-4000


NAME OF SHAREHOLDER                     NAME OF FUND AND CLASS                      NUMBER OF SHARES     PERCENT OF CLASS
-------------------                     ----------------------                      ----------------     ----------------

SEI Private Trust Co.                   Bond Fund Class X                             200,286.164             8.03%
c/o Suntrust
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION


   As a Delaware statutory trust, the Trust's operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001. A copy of the Trust's Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Agreement and Declaration of Trust, as amended. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

   To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

   The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

   Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


   Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).


   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. As of the date of this SAI, the Trustees have not determined to establish another series of shares in the Trust.

   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund. As of the date of this SAI, the Trustees have authorized the issuance of four classes of shares for each series, designated Class X Shares, Class A Shares, Class B Shares and Class C Shares.


   Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.


   Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Amended and Restated Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT


   The Custodian of the Funds' assets is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, 02101. The Trust has authorized the Custodians to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the "Transfer Agent") for which it is paid $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.


FINANCIAL STATEMENTS


   The Funds' financial statements for the Trust's fiscal year ended September 30, 2005, included in the Trust's 2005 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF CERTAIN BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.

   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

   aaa--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

   baa--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

   Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S CORPORATION

   AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

   Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

   The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

   COMMERCIAL PAPER: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

   CERTIFICATES OF DEPOSIT: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

   BANKERS' ACCEPTANCES: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

   TIME DEPOSITS: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

   CORPORATE OBLIGATIONS: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                           PHOENIX OPPORTUNITIES TRUST


                           PART C -- OTHER INFORMATION

ITEM 22. EXHIBITS

           a. Amended and Restated Agreement and Declaration of Trust dated March 1, 2000 filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

           b. Bylaws filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

           c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

         d.1. Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Phoenix Bond Fund, and Phoenix Earning Driven Growth Fund, and Phoenix Investment Counsel, Inc. ("PIC") effective November 20, 2002 filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

         d.2. Subadvisory Agreement between PIC and Seneca Capital Management LLC ("Seneca") dated July 1, 1998 and filed via EDGAR herewith. A Form of Subadvisory Agreement between PIC and Seneca was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

         d.3. Investment Subadvisory Agreement Amendment between PIC and Seneca effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.


         d.4. Amendment to Subadvisory Agreement between PIC and Seneca dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.


         e.1. Underwriting Agreement between Phoenix Equity Planning Corporation ("PEPCO") and Seneca dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference. A Form of Underwriting Agreement between PEPCO and Seneca was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

         e.2.*       Form of Sales Agreement between PEPCO and dealers (January
                     2006), filed via EDGAR herewith.

         f.* Form of Deferred Compensation Plan applicable to the Board of Trustees filed via EDGAR herewith.

         g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997 filed via EDGAR with Post-Effective Amendment No. 8 (File No. 033-65137) on January 24, 2000 and incorporated herein by reference.

         g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

         g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

         g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

         h.1. Transfer Agency and Service Agreement (the "Transfer Agency Agreement") between the Registrant and PEPCO dated October 18, 1997 filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

         h.2. First Amendment to the Transfer Agency and Service Agreement dated February 28, 2004 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

         h.3.* Second Amendment to the Transfer Agency and Service Agreement dated May 18, 2005, filed via EDGAR herewith.

         h.4. Financial Agent Agreement between Registrant and PEPCO dated July 1, 1998 filed via EDGAR with Post-Effective Amendment No. 8 (File No. 033-65137) on January 24, 2000 and incorporated herein by reference.

         i. Opinion and consent of Morris, Nichols, Arsht & Tunnell filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

         j.* Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.
         k.          None.

         l. Share Purchase Agreement (the "Share Purchase Agreement") between Registrant and GMG/Seneca Capital Management, L.P. filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

         m.1. Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

         m.2. Distribution Plan Pursuant to Rule 12b-1 for Class B Shares adopted September 14, 2000 and filed via EDGAR with Post-Effective Amendment No. 10 (File No. 033-65137) on September 27, 2000 and incorporated herein by reference.

         m.3. Distribution Plan Pursuant to Rule 12b-1 for Class C Shares adopted September 14, 2000 and filed via EDGAR with Post-Effective Amendment No. 10 (File No. 033-65137) on September 27, 2000 and incorporated herein by reference.

         m.4. First Amendment to Class A Shares Amended and Restated Distribution Plan effective May 21, 2003 and filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.


         n.1. 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

         n.2. First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.

         n.3. Second Amendment to 2004 Amendment and Restated Rule 18f-3 Multi-Class Distribution Plan, effective September 20, 2004, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference.


           o.        Reserved.


         p.1.* Amended and Restated Codes of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2005, filed via EDGAR herewith.

         p.2.* Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2005, filed via EDGAR herewith.

         p.3.* Amended and Restated Code of Ethics of the Subadviser (Seneca) dated May 14, 2005, filed via EDGAR herewith.

         q.1* Powers of Attorney for all Trustees, dated November 16, 2005, filed via EDGAR herewith.

         ------------
         * Filed herewith.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

    None.

ITEM 24. INDEMNIFICATION

    The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


    See "Management of the Fund " in the Prospectus and " Services of the Adviser and Subadviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadviser, reference is made to the Adviser's and Subadviser's current Form ADV (PIC: SEC File No. 801-5995; and Seneca : SEC File No. 801-51559) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.


ITEM 26. PRINCIPAL UNDERWRITER

 (a) PEPCO serves as the principal underwriter for the following registrants:


     Phoenix Adviser Trust, The Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


 (b) Directors and executive officers of PEPCO are as follows:

     NAME AND PRINCIPAL         POSITIONS AND OFFICES    POSITIONS AND OFFICES
     BUSINESS ADDRESS           WITH DISTRIBUTOR         WITH REGISTRANT
     ----------------           ----------------         ---------------

     George R. Aylward          Director and             Executive Vice
     56 Prospect Street         Executive Vice           President
     P.O. Box 150480            President
     Hartford, CT 06115-0480

     John H. Beers              Vice President           Assistant Secretary
     One American Row           and Secretary
     P.O. Box 5056
     Hartford, CT 06102-5056

     Kevin J. Carr              Vice President           Vice President,
     One American Row           and Assistant            Counsel, Chief Legal
     P.O. Box 5056              Secretary                Officer and Secretary
     Hartford, CT 06102-5056

     John R. Flores             Vice President and       Anti-Money Laundering
     One American Row           Anti-Money               Officer and Assistant
     P.O. Box 5056              Laundering Officer       Secretary
     Hartford, CT 06102-5056


     Daniel T. Geraci           Director, Chairman       President
     56 Prospect Street         of the Board and
     P.O. Box 150480            President
     Hartford, CT 06115-0480

     Michael E. Haylon          Director                 None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     David C. Martin            Vice President and       None
     One American Row           Chief Compliance
     P.O. Box 5056              Officer
     Hartford, CT 06102-5056

     Glenn H. Pease             Vice President,          None
     56 Prospect Street         Finance and
     P.O. Box 150480            Treasurer
     Hartford, CT 06115-0480

     NAME AND PRINCIPAL         POSITIONS AND OFFICES    POSITIONS AND OFFICES
     BUSINESS ADDRESS           WITH DISTRIBUTOR         WITH REGISTRANT
     ----------------           ----------------         ---------------

     Jacqueline M. Porter       Assistant Vice           Vice President and
     56 Prospect Street         President                Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480

     Francis G. Waltman         Senior Vice President    Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     James D. Wehr              Director                 None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


 (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:                  Principal Underwriter, Financial Agent
  Kevin J. Carr, Esq.                   and Transfer Agent:
  One American Row                          Phoenix Equity Planning Corporation
  P.O. Box 5056                             One American Row
  Hartford, CT 06102-5056                   P.O. Box 5056
                                            Hartford, CT 06102-5056

Investment Adviser and Subadviser:
  Phoenix Investment Counsel, Inc.      Custodian and Dividend Dispersing Agent:
  56 Prospect Street                        State Street Bank and Trust Company
  P.O. Box 150480                           225 Franklin Street
  Hartford, CT 06115-0480                   Boston, MA 02110


  Seneca Capital Management LLC
  900 Montgomery Street
  San Francisco, CA  94133

ITEM 28. MANAGEMENT SERVICES

    None.

ITEM 29. UNDERTAKINGS

    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and the State of California on the 27th day of January, 2006.

                                              PHOENIX OPPORTUNITIES TRUST

ATTEST: /s/  KEVIN J. CARR                    BY: /s/   DANIEL T. GERACI
       -------------------------------           -------------------------------
             KEVIN J. CARR                              DANIEL T. GERACI
             SECRETARY                                  PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 27th day of January, 2006.


SIGNATURE                                            TITLE
---------                                            -----


      /s/ W. Patrick Bradley              Chief Financial Officer and Treasurer
--------------------------------          (principal financial and accounting
       W. Patrick Bradley                 officer)


--------------------------------
    E. Virgil Conway*                     Trustee

--------------------------------
      Harry Dalzell-Payne*                Trustee

--------------------------------
        S. Leland Dill*                   Trustee

      s/ Daniel T. Geraci
--------------------------------          President
       Daniel T. Geraci                   (principal executive officer)

--------------------------------
      Francis E. Jeffries*                Trustee

--------------------------------
       Leroy Keith, Jr.*                  Trustee

--------------------------------
    Marilyn E. LaMarche*                  Trustee

--------------------------------
    Philip R. McLoughin*                  Trustee and Chairman

--------------------------------
    Geraldine M. McNamara*                Trustee

--------------------------------
       Everett L. Morris*                 Trustee

--------------------------------
        James M. Oates*                   Trustee

--------------------------------
        Donald B. Romans*                 Trustee

--------------------------------
       Richard E. Segerson*               Trustee

--------------------------------
    Ferdinand L.J. Verdonck*              Trustee


*By /s/ Daniel T. Geraci
   -----------------------------
*Daniel T. Geraci, Attorney-in-Fact, pursuant to powers of attorney


                                       S-1